                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-12


                              KEYCO BOND FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5) Total fee paid:

--------------------------------------------------------------------------------

        [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

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        (2) Form, schedule or registration statement no.:

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        (3) Filing party:

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        (4) Date filed:

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




                              KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1630
                           SOUTHFIELD, MICHIGAN 48034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 2005


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), will be held at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, on Friday, December 16, 2005, at 10:30 a.m., Detroit time, for the following purposes:

                  (1) To elect five directors to serve until the next Annual Meeting of Shareholders;

                  (2) To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company's registered independent auditor for the year ending September 30, 2006; and

                  (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Information with respect to these matters is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 1, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     Please execute and promptly return the enclosed Proxy (i.e., the blue sheet). Your designation of a proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                         By Order of the Board of Directors,

                                         JOEL D. TAUBER
                                         President

Southfield, Michigan
November 29, 2005

                              KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1630
                           SOUTHFIELD, MICHIGAN 48034

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 2005

     This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 29, 2005, to all shareholders of record on November 1, 2005, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held at 10:30 a.m., Detroit time, on Friday, December 16, 2005, at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, and at any adjournments thereof.

     Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting. Shares of the Company's stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein and in favor of the proposal to ratify the selection of auditors. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

     The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 1, 2005, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 1,267,258 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

     The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company's principal executive offices is 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034.

     COPIES OF THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE COMPANY AT 27777 FRANKLIN ROAD, SUITE 1630, SOUTHFIELD, MICHIGAN 48034 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL.

                       MATTERS TO COME BEFORE THE MEETING


(1)      ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as "proxies" on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld. The address for each Director is care of the Company at 27777 Franklin Road, Suite 1630, Southfield, MI 48034.

                                                                                                        SHARES OF
   NAME, AGE AND                 HAS SERVED AS   PRINCIPAL OCCUPATION(s) DURING PAST                  COMMON STOCK
 POSITION(s) WITH                 A DIRECTOR     FIVE YEARS AND OTHER DIRECTORSHIPS                   BENEFICIALLY
     COMPANY                        SINCE                  HELD(1)                                        OWNED
------------------              -------------    -------------------------------------                ------------
                                                    DISINTERESTED DIRECTORS

Mark E. Schlussel, 64               1979         Partner in the firm Schlussel & Schefman,                    None
   Director                                      attorneys (Birmingham, MI) since April 2004;
                                                 previously of counsel to the firm of Warner
                                                 Norcross and Judd, attorneys (Southfield, MI)
                                                 July 2002 to March 2004; previously of counsel
                                                 to the firm of Pepper, Hamilton and Scheetz,
                                                 attorneys (Detroit, MI) January 1995 to June
                                                 2002.

David K. Page, 72                   1989         Partner in the firm of Honigman Miller Schwartz              None
   Director                                      and Cohn, attorneys (Detroit, MI) for more than
                                                 five years.  Director of Meadowbrook Insurance
                                                 Group, Inc.

                                                    INTERESTED DIRECTORS(2)

Gail A. Dishell, 68                 1984         Vice President of the Company since September 1979;       470,529(3)
   Director and Vice                             Investor.
   President

Thomas E. Purther, 39               1994         Chairman of Paramount Bank, a commercial bank              24,715(4)
   Director and Secretary                        (Farmington Hills, MI) since February 1998;
                                                 Chairman and CEO of Cambridge Investors, LLC,
                                                 real estate acquisition, development and
                                                 management company (Farmington Hills, MI)
                                                 since June 2000; and a partner in Key Homes,
                                                 residential housing builder (Farmington
                                                 Hills, MI) December 1993 to December 2003.

Ellen T. Horing, 42                 1995         Portfolio manager of Highgate Partners, an                 53,477(5)
   Director and Treasurer                        investment partnership (Mt. Kisco, NY) since
                                                 January 1993; portfolio advisor and
                                                 partner, Sterling Stamos Capital Management,
                                                 LP (formerly SP Capital Management, LP)
                                                 (New York, NY) January 2003 to December
                                                 2004 and reduced interest limited partner
                                                 in Sterling Stamos Capital Management, LP
                                                 since 2004.

(1) Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.

(2) Ms. Dishell, Mr. Purther and Ms. Horing are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company's Common Stock and/or the immediate family member of any of the foregoing.

(3) Includes certain shares pursuant to which Ms. Dishell is trustee. See "Principal Shareholders."

(4) These shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See "Principal Shareholders."

(5) These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See "Principal Shareholders."

       The nominees receiving a plurality of votes cast at the meeting will be elected directors. All of the nominees were previously elected as directors at the last annual meeting of shareholders. Shelby M. Tauber, Barbara J. Keywell and Gail A. Dishell, each of whom is also a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, and Ms. Horing is the daughter of Ms. Tauber. During the fiscal year ended September 30, 2005, the Board of Directors had no committees. Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 (i.e., Messrs. Schlussel and Page) (the "Disinterested Directors) were each paid $1,500 for the year ended September 30, 2005. During the year ended September 30, 2005, the Board of Directors met once and all directors were present. During the year ended September 30, 2005, no remuneration of any form was paid to the Company's officers or directors, other than as described above with respect to the Company's two outside directors and $35,000 for accounting and administrative services provided by an entity owned by an officer of the Company.

       The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of November 1, 2005, (i) in the Company and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Company.



                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL FUNDS
                                                                                          OVERSEEN OR TO BE OVERSEEN BY
                                                  DOLLAR RANGE OF EQUITY                  DIRECTOR OR NOMINEE IN FAMILY
NAME OF DIRECTOR OR NOMINEE                     SECURITIES IN THE COMPANY                    OF INVESTMENT COMPANIES
---------------------------                     -------------------------                 ------------------------------
INTERESTED DIRECTORS
Gail A. Dishell                                        Over $100,000                               Over $100,000
Thomas E. Purther                                      Over $100,000                               Over $100,000
Ellen T. Horing                                        Over $100,000                               Over $100,000
INDEPENDENT DIRECTORS
Mark E. Schlussel                                          None                                        None
David K. Page                                              None                                        None


(2)      RATIFICATION OF APPOINTMENT OF AUDITORS

      The directors of the Company who are not "interested persons" have unanimously appointed Grant Thornton LLP ("Grant Thornton"), registered independent public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 2006. Grant Thornton served in such capacity for the year ended September 30, 2005. Grant Thornton has no direct or indirect interest in the Company other than as its auditors and independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint Grant Thornton as the Company's auditors. A representative of Grant Thornton is not expected to be present at the meeting.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     On April 12, 2004, PricewaterhouseCoopers LLP ("PwC") notified us that as of that date, it had resigned as our independent registered public accountant.

        (i) PwC's report on the financial statements of the Company for the years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        (ii) Upon resignation of PwC, the decision to appoint Grant Thornton as our new independent registered public accountant was recommended for approval by the directors of the Company who are not "interested persons" on April 14, 2004.

        (iii) During the Company's two most recent fiscal years, and through April 12, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

        (iv) During the Company's two most recent fiscal years, and through April 12, 2004, PwC did not:

                  (A) advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

                  (B) advise the Company that information had come to PwC's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                  (C) (1) advise the Company of the need to expand significantly the scope of its audit, or that information had come to PwC's attention during the Company's two most recent fiscal years, and through April 12, 2004, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (2) due to PwC's resignation, or for any other reason, PwC did not so expand the scope of its audit or conduct such further investigation; or

                  (D) (1) advise the Company that information had come to PwC 's attention that it had concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to PwC's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to PwC's resignation, or for any other reason, the issue has not been resolved to PwC's satisfaction prior to its resignation.

     As a result of its resignation, we do not anticipate that a PwC representative will attend the meeting.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     On April 14, 2004, the directors of the Company who are not "interested persons" unanimously appointed Grant Thornton as the Company's independent registered public accountants to audit its financial statements for the year ended September 30, 2004. Prior to appointing Grant Thornton, the Company did not consult Grant Thornton regarding:

         o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         o any matter that was a subject of a disagreement or a reportable event.

FEES OF INDEPENDENT REGISTERED AUDITORS

     The following table presents the fees for professional services rendered by Grant Thornton for the fiscal years ended September 30, 2004 and September 30, 2005.


FEE CATEGORY                                              2004 FEES       2005 FEES
------------                                              ---------       ---------
Audit fees...........................................     $  15,500       $  16,500
Audit-related fees...................................             0               0
Tax fees.............................................         3,000           3,500
All other fees.......................................             0               0
                                                          ---------       ---------
Total fees...........................................     $  18,500       $  20,000
                                                          =========       =========

     Tax fees are fees billed for professional services rendered by Grant Thornton for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by Grant Thornton to be incompatible with the maintenance of Grant Thornton's independence.

     The Company's Board of Directors pre-approves all audit and permissible non-audit services rendered to the Company.

REPORT OF BOARD OF DIRECTORS

     The Board of Directors received from the independent registered public accountants, Grant Thornton, and reviewed a formal written statement describing all relationships between Grant Thornton and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the independence of Grant Thornton.

     The Board of Directors discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements of the Company as of and for the fiscal year ended September 30, 2005, including the quality of accounting principles and significant judgments affecting the financial statements.

     The Board of Directors, based on the above-mentioned reviews and discussions with management and Grant Thornton, resolved that the Company's audited financial statements be included in its Annual Report to Shareholders for the year ended September 30, 2005, for filing with the Securities and Exchange Commission.

     The Board of Directors consists of Mark E. Schlussel, David K. Page, Gail
A. Dishell, Thomas E. Purther and Ellen T. Horing.

                               FURTHER INFORMATION


PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning those persons who were, on November 1, 2005, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:


                                                                                                             SHARES BENEFICIALLY
                                                                                                                   OWNED
NAME AND ADDRESS                                                                                          ------------------------
OF BENEFICIAL OWNER                NATURE OF BENEFICIAL OWNERSHIP                                       NUMBER             PERCENT
-------------------                ------------------------------                                       ------             -------
Shelby M. Tauber              Shares as to which Ms. Tauber exercises sole
150 East 69th Street          voting and investment powers .........................................     226,904
Apt. 27H
New York, NY                  Shares held in various trusts pursuant to which
                              Ms. Tauber and Joel D. Tauber are co-trustees
                              with voting and investment powers.....................................     131,329
                                                                                                         -------
                                                                                                         358,233              28.3%
                                                                                                         =======              ====
Barbara J. Keywell            Shares as to which Ms. Keywell exercises sole
2200 Tottenham                voting and investment powers..........................................     253,882
Bloomfield Hills, MI
                              Shares held in various trusts pursuant to which
                              Ms. Keywell is sole trustee with voting and
                              investment powers.....................................................      96,942
                                                                                                         -------
                                                                                                         350,824              27.7%
                                                                                                         =======              ====
Gail A. Dishell               Shares as to which Ms. Dishell exercises sole
26721 Carol                   voting and investment powers..........................................     251,644
Franklin, MI
                              Shares held in various trusts pursuant to which Ms. Dishell
                              is a trustee with voting and investment powers........................     218,885
                                                                                                         -------
                                                                                                         470,529              37.1%
                                                                                                         =======              ====


Joel D. Tauber                Shares as to which Mr. Tauber exercises sole voting
2991 Long Ridge Ct.           and investment powers................................................       65,840
West Bloomfield, MI
                              Shares held in various trusts pursuant to
                              which Mr. Tauber and Shelby M. Tauber are
                              co-trustees with voting and investment powers.........................     131,329
                                                                                                         -------
                                                                                                         197,169              15.6%
                                                                                                         =======              ====

     All directors and officers of the Company, as a group, beneficially own 1,245,426 shares (98.3%) of the Company's outstanding Common Stock.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the Company's executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:

NAME AND AGE                     OFFICE AND TERM OF SERVICE
------------                     --------------------------
Joel D. Tauber, 70               President since October 1995. Also a manufacturing executive, business consultant and investor since prior to 1999; Chairman of the Board of Keywell Corporation
                                 (Chicago, IL) since 1996; Manager of Carolina Precision Plastics, LLC (Asheboro,
                                 NC) since June 2004; Co-Manager of Carolina Precision Plastics, LLC (Asheboro, NC)
                                 from July 2002 to June 2004; Chairman of the Board of North Carolina Plastics, Inc.
                                 (Asheboro, NC) from August 2001 to July 2002; Chairman of the Board of Key Plastics
                                 Holdings, Inc. (Novi, MI) since July 1995; Chairman of the Board of Complex Tooling
                                 & Molding, Inc. (Boulder, CO) from March 1996 to September 2001; member of
                                 Management Committee of Key Plastics, LLC (Novi, MI) from 1997 to April 2001. Key
                                 Plastics, LLC filed for Chapter 11 bankruptcy protection on March 23, 2000 in U.S.
                                 Bankruptcy Court, Eastern District of Michigan.

Gail A. Dishell, 68              Vice President since September 1979.

Ellen T. Horing, 42              Treasurer since March 2003.  Also portfolio manager of Highgate Partners, an investment partnership (Mt. Kisco, NY) since January 1993; portfolio advisor and partner, Sterling
                                 Stamos Capital Management, LP (formerly SP Capital Management, LP) (New York, NY) January
                                 2003 to December 2004 and reduced interest limited partner in Sterling Stamos Capital
                                 Management, LP since 2004.

Thomas E. Purther, 39            Secretary since March 2003.  Also Chairman of Paramount Bank, a commercial bank
                                 (Farmington Hills, MI) since February 1998; Chairman and CEO of Cambridge
                                 Investors, LLC, real estate acquisition, development and management company
                                 (Farmington Hills, MI) since June 2000; and a partner in Key Homes, residential housing builder (Farmington Hills, MI) from December 1993 to December 2003.

COMMITTEES OF THE BOARD

     The Board of Directors as a whole performs the functions of an audit committee, nominating committee and compensation committee and there are no separate committees of the Board of Directors. The Company believes that this is appropriate due to its small size and that more than ninety-nine percent (99%) of the outstanding voting stock is owned by members of the Keywell family. The Board of Directors does not have a audit committee charter, a nominating committee charter or a compensation committee charter.

NOMINATING PROCESS

     The Board of Directors as a whole is responsible for the selection and nomination of directors. The Company does not retain a third party to assist in the identification of directors. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors will consider director candidates recommended by shareholders and therefore it does not believe that a formal policy is necessary. The Board of Directors as a whole selected and approved the director nominees contained in this proxy statement.

     When seeking to identify an individual to become a director, the Board of Directors will consult with incumbent directors, management and others. The Board of Directors will consider, among other factors, the background and reputation of potential candidates in terms of character, personal and professional integrity, business and financial experience and acumen, how a person would complement the other directors in providing a diversity of expertise and experience and a person's availability to devote sufficient time to Board of Director duties.

     To recommend a nominee, shareholders should write to the Company's Secretary c/o Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034. To be considered by the Board of Directors for nomination and inclusion in the Company's Proxy Statement for its 2006 Annual Meeting of Shareholders, a shareholder recommendation for a director must be received by the Company's Secretary no later than July 21, 2006. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

     Assuming the appropriate background material is provided for candidates submitted by shareholders, the process followed by the Board of Directors to identify and evaluate candidates described above will be used to evaluate those candidates submitted by shareholders and the Board of Directors will apply substantially the same criteria.

COMMUNICATIONS WITH DIRECTORS

     Stockholders may communicate with the board of directors or any individual director by sending a letter to Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034, Attn: Presiding Director (or any individual director). The Secretary will receive the correspondence and forward it to the presiding director or to any individual director or directors to whom the communication is directed. The Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the presiding director or to whichever director(s) the communication is addressed. If such communications are not a proper matter for board attention, such individuals are authorized to direct such communication to the appropriate department. For example, stockholder requests for materials or information will be directed to investor relations personnel.

INFORMATION CONCERNING INVESTMENT MATTERS

Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

     The Board of Directors has determined not to retain the services of an outside investment adviser and, instead, has authorized the officers of the Company, with review provided by the interested directors of the Company (Gail Dishell, Ellen Horing and Thomas Purther), to make investment decisions internally on a going-forward basis.

     The Board's decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

         o The Company's investment objectives are relatively clear-cut and uncomplicated. The Company's primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is "to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company." As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

         o Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

         o The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

     The Company has entered into a Custodial Account Agreement with Comerica Bank pursuant to which the Bank provides certain custodial account services for the Company.

Portfolio -- Brokerage Allocation and Transactions

     The Company's investment portfolio has consisted, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivision or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Bonds"). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company's portfolio securities.

     When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company's experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company's policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company's normal research activities. The Company believes that the types of research services and information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

     Based on a review of the reports filed by the Reporting Persons, during and with respect to the fiscal year ended September 30, 2005, and/or on representations of its Reporting Persons with respect to the fiscal year ended September 30, 2005, the Company believes that the foregoing reporting requirements have been satisfied by the Company's Reporting Persons.

OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

     Shareholder proposals intended to be presented at the 2006 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices no later than July 21, 2006. Shareholder proposals intended to be presented at the 2006 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Company at its principal executive offices no later than October 6, 2006, and the Company expects the persons named as proxies for the 2006 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2006 annual meeting.

Southfield, Michigan
November 29, 2005

                              KEYCO BOND FUND, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 2005

The undersigned shareholder hereby appoints JOEL D. TAUBER and DAVID L. SIMON, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Friday, December 16, 2005, at 10:30 a.m., Detroit time, or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 29, 2005.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below or  [ ] WITHHOLD AUTHORITY to
       any substitute for any of them.       vote for all nominees listed below.

   (TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE STRIKE THROUGH HIS OR HER NAME BELOW)

      Gail A. Dishell                                  Mark E. Schlussel
      Thomas E. Purther                                David K. Page
                                   Ellen T. Horing

2. RATIFYING THE SELECTION of Grant Thornton LLP as the Company's registered independent auditor for the year ending September 30, 2006.

         [ ]   FOR           [ ]   AGAINST         [ ]     ABSTAIN


     The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 29, 2005. Proxies will be voted as instructed.

     AUTHORITY IS ALSO GRANTED TO SUCH PROXIES TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, PROXIES WILL VOTE AS FOLLOWS: (i) UNDER ITEM 1, FOR ELECTION OF THE NOMINEES NAMED ABOVE OR ANY SUBSTITUTED FOR ANY OF THEM; AND
(ii) FOR ITEM 2.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 29, 2005.



                               Dated:                                , 2005
                                     --------------------------------

                               ---------------------------------------------
                               Signature

                               ---------------------------------------------
                               Signature

                               Please sign exactly as your name appears hereon. If your stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.